UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 20, 2025

Nuveen Churchill Direct Lending Corp.
(Exact name of registrant as specified in its charter)

Maryland	000-56133	84-3613224
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 478-9200
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NCDL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On March 20, 2025 (the “Refinancing Date”), Nuveen Churchill Direct Lending Corp. (the “Company”) completed a $457.975 million refinancing of a term debt securitization (the “2025 Debt Securitization Refinancing”). Term debt securitization is also known as a collateralized loan obligation and is a form of secured financing incurred by Churchill NCDLC CLO-I, LLC (the “2025 Issuer”), a direct, wholly owned, consolidated subsidiary of the Company.

The notes offered in the 2025 Debt Securitization Refinancing (the “2025 Notes”) were issued by the 2025 Issuer, pursuant to an indenture and security agreement (the “Indenture”), dated as of May 20, 2022 (the “Original Closing Date”), between the 2025 Issuer and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”), as amended by a supplemental indenture (the “Supplemental Indenture”), dated as of the Refinancing Date, among the 2025 Issuer and the Trustee, and consented to by the Company, as collateral manager, retention holder and subordinated noteholder. The 2025 Notes consist of $1.9 million of AAA Class X 2025 Notes, which bear interest at the three-month Term SOFR plus 1.05%; $233.25 million of AAA Class A-R 2025 Notes, which bear interest at the three-month Term SOFR plus 1.38%; $56.25 million of AA Class B-R 2025 Notes, which bear interest at the three-month Term SOFR plus 1.70%; and $136.575 million of Subordinated 2025 Notes, which do not bear interest, and of which $79.325 million were issued on the Original Closing Date and remained outstanding on the Refinancing Date. The Company directly retained all of the Subordinated 2025 Notes.

In connection with the issuance of the 2025 Notes, on the Refinancing Date, the 2025 Issuer entered into a Note Purchase Agreement (the “Purchase Agreement”) with SG Americas Securities, LLC, as initial purchaser (in such capacity, the “Initial Purchaser”), pursuant to which the Initial Purchaser agreed to act as initial purchaser of the 2025 Notes, other than the Subordinated 2025 Notes.

As part of the 2025 Debt Securitization Refinancing, on the Refinancing Date, the 2025 Issuer also entered into an amended and restated loan agreement (the “Class A-L-R Loan Agreement”), pursuant to which various financial institutions and other persons which are, or may become, parties thereto as lenders (the “Class A-L-R Lenders”) committed to make $30 million of AAA Class A-L-R 2025 Loans to the 2025 Issuer (the “Class A-L-R 2025 Loans” and, together with the 2025 Notes, the “2025 Debt”). The Class A-L-R 2025 Loans bear interest at the three-month Term SOFR plus 1.38% and were fully drawn on the Refinancing Date. Any Class A-L-R Lender may elect to convert a portion or all of the Class A-L-R 2025 Loans held by such Class A-L-R Lender into Class A-R 2025 Notes upon written notice to the 2025 Issuer in accordance with the Class A-L-R Loan Agreement.

The 2025 Debt is backed by a diversified portfolio of senior secured and second lien loans. Through April 20, 2030, all principal collections received on the underlying collateral may be used by the 2025 Issuer to purchase new collateral under the direction of the Company, in its capacity as collateral manager of the 2025 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the initial leverage in the 2025 Debt Securitization Refinancing. The 2025 Notes are due on April 20, 2038. The 2025 Loans are scheduled to mature on, and, unless earlier repaid, the entire unpaid principal balance thereof is due and payable on, April 20, 2038. The 2025 Notes may be optionally redeemed, and the 2025 Loans may be optionally prepaid, on or after April 20, 2027.

The 2025 Debt is the secured obligation of the 2025 Issuer, and the Supplemental Indenture and the Class A-L-R Loan Agreement, as applicable, governing the 2025 Debt include customary covenants and events of default. The 2025 Debt has not been, and will not be, registered under the Securities Act of 1933, as amended, or any state “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or applicable exemption from registration.

The Company serves as collateral manager to the 2025 Issuer under an amended and restated collateral management agreement (the “Collateral Management Agreement”), dated as of the Refinancing Date, and will waive any management fee due to it in consideration for providing these services.

The descriptions of the Supplemental Indenture, the Purchase Agreement, the Class A-L-R Loan Agreement and the Collateral Management Agreement contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the Supplemental Indenture, the Purchase Agreement, the Class A-L-R Loan Agreement and the Collateral Management Agreement attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated into this Current Report on Form 8-K by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	First Supplemental Indenture, dated as of March 20, 2025, by and among Churchill NCDLC CLO-I, LLC, as issuer, and U.S. Bank Trust Company, National Association, as trustee
10.2	Note Purchase Agreement, dated as of March 20, 2025, between Churchill NCDLC CLO-I, LLC, as issuer, and SG Americas Securities, LLC, as initial purchaser
10.3
Amended and Restated Class A-L-R Loan Agreement, dated as of March 20, 2025, among Churchill NCDLC CLO-I, LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and as trustee under the Indenture, and each of the Class A-L-R Lenders party thereto

10.4	Amended and Restated Collateral Management Agreement, dated as of March 20, 2025, by and between Churchill NCDLC CLO-I, LLC, as issuer, and Nuveen Churchill Direct Lending Corp., as collateral manager
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN CHURCHILL DIRECT LENDING CORP.

By:	/s/ Kenneth J. Kencel
Name:	Kenneth J. Kencel
Title:	Chief Executive Officer and President
Date: March 26, 2025